Pilgrim(SM)
-------
THE VALUE OF INVESTING(R)







                                                 P r i m e   R a t e   T r u s t



                                                                   Annual Report



























--------------------------------------------------------------------------------
                                                               February 28, 1999
                                                                   Annual Report

                            Pilgrim Prime Rate Trust


                                 ANNUAL REPORT

                               February 28, 1999


                                   --------



                               Table of Contents



               Chairman's Message ........................     2
               Letter to Shareholders   ..................     3
               Statistics and Performance  ...............     7
               Performance Footnotes .....................     9
               Additional Notes and Information  .........    10
               Portfolio of Investments ..................    11
               Statement of Assets and Liabilities ......     20
               Statement of Operations  ..................    21
               Statements of Changes in Net Assets  ......    22
               Statement of Cash Flows  ..................    23
               Financial Highlights  .....................    24
               Notes to Financial Statements  ............    26
               Report of Independent Auditors ............    31
               Tax Information ...........................    32
               Fund Advisors and Agents ..................    33

                                   --------

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Manager will discuss the Trust's milestones and performance, as well as recent market developments. A leader in its class, the Trust has continued to increase shareholder value through strong management and innovative approaches.

We believe you will find the twelve month results a reflection of the Pilgrim Investment, Inc. philosophy to provide core holdings which seek to meet the three key needs of the serious investor:

 1. Preservation of capital

 2. Participation in rising markets

 3. Outperformance in falling markets

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.


Sincerely,


/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
April 23, 1999

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The objective of Pilgrim Prime Rate Trust is to provide a high level of current income consistent with the preservation of capital. During the fiscal year, which ended on February 28, 1999, the Trust declared distributions to shareholders totaling $0.813 per share. Based on the average month-end net asset value ("NAV") per share, this distribution rate is equivalent to 8.74%(1) per anum. If compared with average closing prices for the Trust's stock at the end of each month, the distribution rate, based on market was equivalent to 8.26%(1) per anum. Interest rates generally fell in the second half of the fiscal year. The Trust's distribution rates for the period from January 1, 1991 through February 28, 1999 in relation to the Prime Rate and LIBOR, an index of the rate of interest at which banks lend to one another, is shown in Chart I.

              Comparative Performance -- Trailing 12 Month Average

                Prime Rate Trust (2)    Prime Rate (3)    60-Day LIBOR (4)
                --------------------    --------------    ----------------
Jan-91              9.675%                   9.917%              8.063%
Jan-92              7.739                    8.125               5.574
Jan-93              6.203                    6.208               3.677
Jan-94              5.955                    6.000               3.214
Jan-95              7.288                    7.458               4.927
Jan-96              8.886                    8.813               5.812
Jan-97              8.569                    8.250               5.422
Jan-98              8.780                    8.479               5.639
Jan-99              8.764                    8.250               5.420

Chart I                      Past performance is no guarantee of future results.

The Trust's month-end net asset value ranged between $9.36 and $9.23. Financial assets generally experienced a relatively high degree of volatility in the second half of the fiscal year. Senior floating rate loans experienced less volatility, but were not immune to the gyrations seen in the bond and equity markets. Some of the market changes, which led to the relatively lower degree of stability in the third and fourth fiscal quarters, may continue. Nevertheless, the stability of the senior floating rate loan asset class relative to the bond and equity markets, has remained fundamentally undisturbed as shown in Chart II which illustrates volatility in the S&P 500, Merrill Lynch High Yield Corporate Bond Domestic Cash Pay Index and the Trust's net asset value(5).
          WEEKLY VALUE VARIANCES                      WEEKLY VALUE VARIANCES
          ----------------------                      ----------------------
 3/6/98    0.0000%   0.0000%   0.0000%     9/4/98    0.1073%  -5.1843%  -1.1530%
3/13/98    0.2153%   1.2238%   0.4876%    9/11/98   -0.6431%   3.6113%  -0.4323%
3/20/98    0.2148%   2.8589%   0.3571%    9/18/98    0.2157%   1.0931%   0.0561%
3/27/98    0.1072%  -0.3384%   0.1385%    9/25/98    0.2153%   2.4174%   0.8161%
 4/3/98    0.2141%   2.4885%   0.5362%    10/2/98   -0.1074%  -4.0345%   0.2125%
 4/9/98   -0.6410%  -1.0715%  -0.0018%    10/9/98   -0.6452%  -1.8163%  -2.8874%
4/17/98    0.2151%   1.0849%   0.1884%   10/16/98    0.2165%   7.3172%  -0.3787%
4/24/98    0.1073%  -1.3200%   0.0377%   10/23/98    0.1080%   1.3489%   0.8413%
 5/1/98    0.1072%   1.1824%  -0.0914%   10/30/98    0.1079%   2.6152%   0.8191%
 5/8/98   -0.5353%  -1.1472%   0.1388%    11/6/98   -0.5388%   3.8538%   0.7345%
5/15/98    0.2153%   0.0532%  -0.0334%   11/13/98    0.1083%  -1.3400%   1.5101%
5/22/98    0.2148%   0.1569%   0.1955%   11/20/98    0.2165%   3.3605%   1.1347%
5/29/98    0.3215%  -1.7695%   0.2833%   11/27/98    0.1080%   2.4700%   0.7656%
 6/5/98    0.1068%   2.1122%   0.2530%    12/4/98    0.2157%  -1.3042%   0.4305%
6/12/98   -0.6403%  -1.3485%   0.2915%   12/11/98   -0.5382%  -0.8736%  -0.0799%
6/19/98    0.1074%   0.1647%  -0.1842%   12/18/98    0.1082%   1.8492%  -0.2256%
6/26/98    0.2146%   2.9573%   0.1998%   12/24/98    0.2162%   3.2188%  -0.1022%
 7/2/98    0.1071%   1.1666%   0.1199%   12/31/98   -0.4315%   0.2414%   0.3704%
7/10/98   -0.5348%   1.5623%   0.2812%     1/8/99    0.2167%   3.7308%   0.3596%
7/17/98    0.0000%   1.9256%   0.0592%    1/15/99    0.1081%  -2.4963%  -0.1022%
7/24/98    0.2151%  -3.8719%   0.2412%    1/22/99    0.1080%  -1.4534%   0.3956%
7/31/98    0.1073%  -1.7646%  -0.1480%    1/29/99    0.0000%   4.4442%   0.2850%
 8/7/98   -0.5359%  -2.7858%  -0.1317%     2/5/99    0.1079%  -3.1446%  -0.1497%
8/14/98    0.1078%  -2.4508%  -0.6916%    2/12/99   -0.5388%  -0.7479%   0.0036%
8/21/98    0.2153%   1.7342%  -0.6880%    2/19/99    0.0000%   0.7365%   0.0000%
8/28/98    0.1074%  -4.9982%  -2.1861%

Chart II                     Past performance is no guarantee of future results.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

MARKET PERFORMANCE

The Trust's shares have continued to trade at a premium to NAV although the premium recently declined. During 1998, new higher yielding, New York Stock Exchange listed closed-end funds were launched raising more than $5.5 billion. Four of these funds, with over $2 billion in net assets, invest primarily in senior floating rate loans. This increase in competitive investment alternatives probably reduced demand for the Trust's shares. In October, the Trust's share price dipped to as low as $8.50, most likely because of hedge fund panic selling. By the end of February, the price had returned to $9.56. Chart III depicts the Trust's market price performance.

       DATE         PRICE           NAV          % PREM
       ----         -----           ---          ------
     7/31/98        10.000         9.330          7.18
     7/24/98         9.938         9.320          6.63
     7/17/98        10.000         9.300          7.53
     7/10/98        10.000         9.300          7.62

     6/26/98         9.938         9.340          6.40
     6/19/98         9.938         9.320          6.63
     6/12/98        10.000         9.310          7.41
     6/5/98         10.125         9.370          8.06
     5/29/98        10.250         9.360          9.51

     5/22/98        10.188         9.330          9.19
     5/15/98        10.188         9.310          9.43
     5/8/98         10.063         9.290          8.32
     5/1/98         10.125         9.340          8.40
     4/24/98        10.000         9.330          7.18

     4/17/98        10.063         9.320          7.97
     4/10/98         9.938         9.300          6.85
     4/3/98         10.063         9.360          7.51
     3/27/98         9.875         9.340          5.73
     3/20/98        10.000         9.330          7.18

     3/13/98        10.125         9.310          8.75
     3/6/98         10.250         9.290         10.33

     2/26/99         9.563         9.240          3.49
     2/19/99         9.500         9.230          2.93
     2/12/99         9.500         9.230          2.93
     2/5/99          9.438         9.280          1.70
     1/29/99         9.563         9.270          3.16

     1/22/99         9.438         9.270          1.81
     1/15/99         9.313         9.260           .57
     1/8/99          9.313         9.250           .68
     1/1/99          9.313         9.230           .89
     12/25/98        9.313         9.270           .46

     12/18/98        9.250         9.250           .00
     12/11/98        9.375         9.240          1.46
     12/4/98         9.563         9.290          2.93
     11/27/98        9.563         9.270          3.16
     11/20/98        9.563         9.260          3.27

     11/13/98        9.625         9.240          4.17
     11/6/98         9.688         9.230          4.96
     10/30/98        9.688         9.280          4.39
     10/23/98        9.625         9.270          3.83
     10/16/98        9.375         9.260          1.24

     10/9/98         9.125         9.240         -1.24
     10/2/98         9.938         9.300          6.85
     9/25/98         9.938         9.310          6.74
     9/18/98         9.938         9.290          6.97
     9/11/98        10.000         9.270          7.87

     9/4/98         10.016         9.330          7.35
     8/28/98        10.000         9.320          7.30
     8/21/98        10.000         9.310          7.41
     8/14/98        10.063         9.290          8.32
     8/7/98         10.000         9.280          7.76

In June 1998, the Trust introduced programs to allow existing shareholders and qualified institutional investors to acquire newly issued shares of the Trust at prices at or below market, but above NAV. Nearly 20 million new shares have been issued under these and other programs; increasing NAV by $0.03 per share.


ASSET QUALITY

In last year's letter to shareholders, we commented on the need to minimize non-performing assets towards the end of a period of economic expansion. The expansion is now twelve months older, but in some parts of the market there are scattered signs of financial stress. Some of these stresses have caused the percentage of non-performing loans in the portfolio to increase although poor quality assets remain within normal limits. As measured by number of loans, problems remain few and causes seem to be peculiar to each case rather than systemic.

                           Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


As we continue our initial credit analysis and systematic review of portfolio investments, we find few signs of stress among credits arising from weak business models. Disappointments are nearly always connected to poor management or weak sponsorship by equity investors. Sometimes, previously strong management or equity sponsors have become ineffectual. We also have experienced the adverse consequences of poor diligence on the part of acquirers. In response to such events, we place higher emphasis on the quality, strength and depth of management and the goals of equity sponsors. Where equity sponsors have failed to meet our expectations and do not appear to have taken appropriate action in response to problems, we will not invest in transactions led by them until we have clear evidence that they intend to act more responsibly.

In addition to our focus on the strength of management and equity sponsors, we also focus on the integrity of the credit monitoring and management function of lead lenders. We give lead lenders active support in their efforts to manage the loans in which the Trust invests. Our goal is to help lead lenders to optimize the quality of the Trust's investments and to offer ideas on how processes and practices might be improved to enhance credit management practices.

Diversification remains our principal defense against defaults. Defaults are an inevitable consequence of investing in this asset class. Diversification seeks to ensure that the impact of failure to pay interest or suffer losses in the event of default is minimized.

THE FOURTH QUARTER AND OUTLOOK

The market dislocations which occurred during the summer and fall of 1998 resulted in a reduced supply of new deals and a lower but still favorable yield margin over LIBOR and the Prime Rate. Although the Trust's yield has declined, the Trust has outperformed its peer group(6). Of course, there can be no guarantees, however, we expect the yield based on the Trust's NAV to maintain its close historical relationship to Prime (currently 7.75%) and LIBOR + 2.75% (also approximately 7.75%) provided there are no material changes in defaults, interest rate levels or in the margins earned on investments.

We look forward to receiving your comments and questions.


/s/ Howard Tiffen

Howard Tiffen
President, COO, and
Senior Portfolio Manager
Pilgrim Prime Rate Trust
April 23, 1999

                           Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
 SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------


(1) Distribution rate is calculated by dividing the total distributions of $0.813 per share by the average month-end net asset value (in the case of
    NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

(2) The distribution rate in chart I is the average of the distribution rates for the preceding twelve months. Distribution rates are calculated by annualizing each monthly dividend and dividing the resulting annualized dividend amount by the Trust's net asset value at the end of that month.

(3) Source: Bloomberg Financial Markets.

(4) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the senior loans in the Trust's portfolio.

(5) The Merrill Lynch High Yield Corporate Bond Domestic Cash Pay Index and the Standard and Poor's Index are unmanaged indexes. The Standard & Poor's Index is generally representative of the U.S. stock market. All returns reflect reinvestment of dividends and capital gains, if any. An investor cannot invest directly in an index.

(6) Lipper ranked the Trust #1 for the 1, 3, 5 and 10 year periods among 8, 6, 5, and 1 loan participation funds for the periods ending February 28, 1999. Lipper ranked the Trust #2, #1, #1 and #1 among 10, 6, 5 and 1 loan participation funds for the 1, 3, 5 and 10 year periods ended March 31, 1999, respectively. Lipper ranked the Trust for total return through the periods, excluding sales charges and not reflecting the 1995 and 1996 rights offerings. Rankings reflect partial waiver of fees for some of the periods shown. Without such waivers, rankings may have been lower.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE TRUST WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This  letter  contains  statements  that  may  be  "forward-looking statements."
Actual   results   could   differ   materially   from  those  projected  in  the
"forward-looking statements."

The views expressed in this letter reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATISTICS AND PERFORMANCE as of February 28, 1999
--------------------------------------------------------------------------------


                           PORTFOLIO CHARACTERISTICS


    Net Assets                                               $1,202,565,343
    -----------------------------------------------------------------------
    Assets Invested in Senior Loans*                         $1,700,208,675
    -----------------------------------------------------------------------
    Total Number of Senior Loans                                        164
    -----------------------------------------------------------------------
    Average Amount Outstanding per Loan                         $10,367,126
    -----------------------------------------------------------------------
    Total Number of Industries                                           30
    -----------------------------------------------------------------------
    Average Loan Amount per Industry                            $56,673,623
    -----------------------------------------------------------------------
    Portfolio Turnover Rate                                             68%
    -----------------------------------------------------------------------
    Weighted Average Days to Interest Rate Reset                    53 days
    -----------------------------------------------------------------------
    Average Loan Maturity                                         65 months
    -----------------------------------------------------------------------
    Average Age of Loans Held in Portfolio                        11 months
    -----------------------------------------------------------------------

* Includes loans and other debt received through restructures


                          TOP 10 INDUSTRIES AS A % OF


                                                 NET ASSETS   TOTAL ASSETS
                                                 ----------   ------------
    Healthcare, Education and Childcare              17.3%         11.9%
    Telecommunications                               12.9%         8.9%
    Containers, Packaging and Glass                   7.9%         5.4%
    Buildings and Real Estate                         7.7%         5.3%
    Chemicals, Plastics and Rubber                    7.5%         5.2%
    Broadcasting                                      6.9%         4.8%
    Personal, Food and Miscellaneous Services         6.9%         4.7%
    Aerospace and Defense                             6.2%         4.2%
    Leisure, Amusement, Motion Pictures
      and Entertainment                               6.1%         4.2%
    Beverage, Food and Tobacco                        5.6%         3.9%

                         TOP 10 SENIOR LOANS AS A % OF


                                                 NET ASSETS   TOTAL ASSETS
                                                 ----------   ------------
    Patriot American Hospitality                    2.5%          1.7%
    Nextel Finance Co.                              2.4%          1.6%
    Lyondell Petrochemical Company                  2.2%          1.5%
    MAFCO Finance Corp.                             2.1%          1.5%
    Community Health Systems, Inc.                  2.0%          1.4%
    Jefferson Smurfit                               2.0%          1.4%
    Omnipoint Corp.                                 1.9%          1.3%
    Ventas, Inc.                                    1.8%          1.2%
    Gaylord Container Corporation                   1.7%          1.2%
    Florida Panthers Holdings, Inc.                 1.7%          1.1%

                           Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
 STATISTICS AND PERFORMANCE as of February 28, 1999
--------------------------------------------------------------------------------


                         YIELDS AND DISTRIBUTION RATES


                              (NAV)        (MKT)       Annualized      Annualized
                    Prime   30-Day SEC   30-Day SEC    Distribution   Distribution
Quarter-ended       Rate     Yield A      Yield A     Rate at NAV B   Rate at MKT B
------------------------------------------------------------------------------------
February 28, 1999   7.75%     8.28%        7.99%          8.56%           8.27%
------------------------------------------------------------------------------------
November 30, 1998   7.75%     9.02%        8.68%          8.74%           8.42%
------------------------------------------------------------------------------------
August 31, 1998     8.50%     8.46%        7.88%          8.81%           8.21%
------------------------------------------------------------------------------------
May 31, 1998        8.50%     9.67%        8.82%          8.86%           8.09%
------------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS

                                               NAV                  MKT
--------------------------------------------------------------------------------
1 Year                                        7.86%                1.11%
--------------------------------------------------------------------------------
3 Years                                       7.98%                9.44%
--------------------------------------------------------------------------------
5 Years                                       8.29%                9.99%
--------------------------------------------------------------------------------
10 Years                                      8.34%                N/A
--------------------------------------------------------------------------------
Since Trust Inception F,H                     8.41%                N/A
--------------------------------------------------------------------------------
Since Initial Trading on NYSE G                N/A                10.10%
--------------------------------------------------------------------------------

Assumes rights were exercised and excludes sales charges and commissions C,D,E


   Performance data represents past performance and is no guarantee of future results.


                      See performance footnotes on page 9.

                           Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
 PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------


(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual returns on a market basis and assuming rights were exercised through February 28, 1999 were 1.11% and 9.99% for the one and five year periods, respectively. The Trust's average annual total return assuming an initial investment at NAV with a 3% sales charge and assuming an ending value at market and assuming rights were exercised through February 28, 1999, was 9.58% for the ten-year period. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                           Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
 ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------


SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.


KEY FINANCIAL DATES -- CALENDAR 1999 DIVIDENDS:

       DECLARATION DATE           EX-DATE                   PAYABLE DATE
       ----------------           -------                   ------------
       January 29                 February 8                February 23
       February 26                March 8                   March 22
       March 31                   April 8                   April 22
       April 30                   May 6                     May 24
       May 28                     June 8                    June 22
       June 30                    July 8                    July 22
       July 30                    August 6                  August 23
       August 31                  September 8               September 22
       September 30               October 6                 October 22
       October 28                 November 8                November 22
       November 30                December 8                December 22
       December 20                December 28               January 13, 2000

       Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

                                 SENIOR LOANS*

          (Dollar weighted portfolio interest reset period is 53 days)

Principal
Amount                                                                       Loan       Stated
(000's)                          Industry/Borrower                           Type      Maturity        Value
-------                          -----------------                           ----      --------        -----
             AEROSPACE AND DEFENSE: 6.2%
  $8,843     Erickson Air-Crane Co. (heavy lift helicopters)                Term B     12/31/04     $ 8,400,375
   8,816     New Piper Aircraft, Inc. (aircraft manufacturer)               Term       04/15/05       8,816,484
  14,925     Nortek Aviation Support, Inc. (aviation services company)      Term B     06/30/03      14,925,000
   6,390     Piedmont Aviation Services (airport facility operator)         Term B     07/23/06       6,389,830
   6,390      Piedmont Aviation Services                                    Term C     07/23/07       6,389,830
   4,899     Technetics Corp. (aircraft engine components)                  Term       06/20/02       4,899,082
  15,000     TRANSTAR (aluminum distribution)                               Term B     01/20/06      15,000,000
   9,261     Tri Star/Odessy, Inc. (aerospace hardware distributor)         Term       09/30/03       9,260,505
                                                                                                    ------------
                                                                                                     74,081,106
                                                                                                    ------------
             AUTOMOBILE: 5.6%
   4,963     Autosystems manufacturing, Inc. (automotive lighting)          Term B     05/31/04       4,863,250
   4,963      Autosystems manufacturing, Inc.                               Term C     05/31/05       4,863,250
  14,438     Breed Technologies, Inc. (airbags/seatbelts)                   Term B     04/27/06      14,437,870
   9,900     Cambridge Industries, Inc. (automotive plastics)               Term B     06/30/06       9,900,000
   9,380     Capital Tool & Design, Ltd. (brake backing plates)             Term B     07/19/03       9,379,829
   3,000     Federal Mogul Corp. (automotive parts)                         Term B     12/31/05       3,000,000
   8,767     Global Metal Technologies, Inc. (automotive parts)             Term B     03/12/05       8,767,420
   5,978     Safelite Glass Corp. (automobile windshield replacement)       Term B     12/23/04       5,978,143
   5,978      Safelite Glass Corp.                                          Term C     12/23/05       5,978,143
                                                                                                    ------------
                                                                                                     67,167,905
                                                                                                    ------------
             BANKING: 0.8%
  10,000     Alliance Data Systems (financial data processing)              Term B     07/25/05      10,000,000
                                                                                                    ------------
                                                                                                     10,000,000
                                                                                                    ------------
             BEVERAGE, FOOD AND TOBACCO: 5.6%
   2,359     Edward's Baking Co. (food service bakery)                      Term A     09/30/03       2,241,280
   3,292      Edward's Baking Co.                                           Term B     09/30/05       3,127,083
   3,292      Edward's Baking Co.                                           Term C     09/30/05       3,127,083
  13,790     Empire Kosher Poultry (kosher chicken and poultry)             Term B     07/31/04      13,790,000
  12,417     Favorite Brands International (confectionary manufacturer)     Term B     05/19/05      12,416,667
  15,000     General Nutrition Corp. (nutritional product retail
             and manufacturer)                                              Term       12/18/05      15,000,000
   9,214     Imperial Holly Corp. (sugar producer)                          Term A     12/31/05       9,213,617
   8,274      Imperial Holly Corp.                                          Term B     12/31/05       8,274,164
                                                                                                    ------------
                                                                                                     67,189,894
                                                                                                    ------------

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                         Loan         Stated
(000's)                          Industry/Borrower                             Type        Maturity        Value
-------                          -----------------                             ----        --------        -----
             BROADCASTING: 6.9%
 $10,000     American Cable Entertainment (cable television)                Term B         09/30/07     $ 10,000,000
   9,899     Benedek Broadcasting Corp. (television broadcasting)           Axel A (A)     12/31/04        9,898,713
   4,689      Benedek Broadcasting Corp.                                    Axel B (A)     12/31/04        4,688,941
   2,368     Capstar Radio Broadcasting (radio broadcasting)                Term A         09/24/99        2,368,421
   4,963      Capstar Radio Broadcasting                                    Term B         07/01/07        4,962,500
     326      Capstar Radio Broadcasting                                    Revolver       09/24/99          326,316
   5,000     Classic Cable, Inc. (cable television)                         Term B         10/31/07        5,000,000
   9,977     Intermedia Partners IV (cable television)                      Term           01/01/05        9,977,273
   1,728     Liberman Broadcasting, Inc. (spanish radio/tv)                 Revolver       03/31/05        1,728,000
   8,000      Liberman Broadcasting, Inc.                                   Term B         09/30/05        8,000,000
   9,204     Retlaw Broadcasting, LLC (television broadcasting)             Term B         04/30/06        9,203,750
  17,000     Telemundo (television broadcasting)                            Term B         12/28/06       17,000,000
                                                                                                        -------------
                                                                                                          83,153,914
                                                                                                        -------------
             BUILDINGS AND REAL ESTATE: 7.7%
   5,000     Alliance National, Inc. (temporary offices)                    Term B         09/04/05        5,000,000
   6,000     Dayton Superior Corp. (concrete/masonry accessories)           Term           09/29/05        6,000,000
   5,422     Falcon Building Products (building products)                   Term B         06/30/05        5,421,519
   6,600     Imperial Home Decor Group (home accessories)                   Term B         03/13/05        6,600,000
   3,400      Imperial Home Decor Group                                     Term C         03/13/06        3,400,000
   7,920     Kevco, Inc. (manufactured home components)                     Term B         02/02/05        7,920,000
   1,500     Meditrust Corp. (real estate investment trust)                 Term D         07/15/01        1,500,000
  15,000     Prison Realty (owner/operator of prison facilities)            Term B         01/01/03       15,000,000
  13,050     Tree Island Industries (nail and wire products)                Term B         03/31/03       13,050,000
       9     United Building Materials, Inc. (stone and concrete
             products)(1)                                                   Term           03/31/06            8,658
   7,800     US Aggregates (aggregate, asphalt, concrete manufacturer)      Term B         03/31/06        7,800,000
  21,154     Ventas, Inc. (real estate investment trust)                    Term D         05/05/03       21,153,789
                                                                                                        -------------
                                                                                                          92,853,966
                                                                                                        -------------
             CARGO TRANSPORT: 2.9%
  10,922     Atlas Freighter Leasing (air cargo carrier)                    Term           05/29/04       10,922,074
   3,094     Evergreen International Aviation, Inc. (air cargo carrier)     Term A         05/07/03        3,094,266
   1,569      Evergreen International Aviation, Inc.                        Term B         05/31/02        1,569,128
   8,800     Gemini Air Cargo, Inc. (air cargo carrier)                     Term A         12/12/02        8,800,000
   9,955     Omnitrax, Inc. (rail operator)                                 Term           05/12/05        9,954,545
                                                                                                        -------------
                                                                                                          34,340,013
                                                                                                        -------------

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                         Loan        Stated
(000's)                           Industry/Borrower                            Type       Maturity        Value
-------                           -----------------                            ----       --------        -----
             CHEMICALS, PLASTICS AND RUBBER: 7.5%
  $9,891     Acadia Elastomers Corp. (specialty chemicals)                   Term         03/31/04     $ 9,890,510
  11,227     Cedar Chemical Corp. (specialty chemicals)                      Term B       10/30/03      11,226,596
  15,000     Euro United Corp. (plastic products)                            Term B       05/31/01      15,000,000
   3,545     Foamex, L.P. (polyurethane foam)                                Term B       06/30/05       3,544,874
   3,223      Foamex, L.P.                                                   Term C       06/30/06       3,222,613
   1,640     Huntsman Corp. (industrial chemicals)                           Revolver     12/31/02       1,639,526
     476      Huntsman Corp.                                                 Term A       12/31/02         475,560
   3,442      Huntsman Corp.                                                 Term B       06/30/04       3,442,437
   1,880     Huntsman Specialty Chemicals Corp. (specialty chemicals)        Term B       03/15/04       1,880,484
   1,880      Huntsman Specialty Chemicals Corp.                             Term C       12/31/05       1,880,484
  14,804     Lyondell Petrochemical Company (petrochemicals)                 Term A       07/23/03      14,803,889
  11,379      Lyondell Petrochemical Company                                 Term B       06/30/05      11,378,677
   5,102     NEN Life Science Products (biochemicals)                        Term B       12/31/04       5,102,041
   1,131     Paint Sundry Brands, LLC (paint supply manufacturer)            Term B       08/06/05       1,130,500
   1,108      Paint Sundry Brands, LLC                                       Term C       08/06/06       1,107,778
   4,722     Texas Petrochemical Corp. (industrial chemicals)                Term B       06/30/04       4,722,222
                                                                                                       ------------
                                                                                                        90,448,191
                                                                                                       ------------
             CONTAINERS, PACKAGING AND GLASS: 7.9%
   9,796     Crown Paper Co. (paper and pulp manufacturer)                   Term B       08/22/03       9,796,250
  18,125     Eastern Pulp & Paper Co. (specialty paper)                      Term         08/31/04      18,124,995
  19,897     Gaylord Container Corporation (corrugated containers)           Term         07/30/04      19,896,552
     728      Gaylord Container Corporation                                  Revolver     07/30/03         728,276
  24,000     Jefferson Smurfit (paperboard and packaging producer)           Term B       03/31/06      24,000,000
   9,950     Pretium Packaging, LLC (plastic packaging)                      Term B       07/29/06       9,950,020
  12,056     Stone Container (pulp and paper products)                       Term D       10/01/03      12,055,910
                                                                                                       ------------
                                                                                                        94,552,003
                                                                                                       ------------
             DIVERSIFIED/CONGLOMERATE MANUFACTURING: 2.8%
   4,986     Allied Digital Technologies Corp. (multimedia manufacturer)     Term B       12/31/05       4,986,250
   4,000     Holmes Products Corp. (consumer products manufacturer)          Term B       02/28/07       4,000,000
   9,977     Private Business, Inc. (banking services & software)            Term B       08/19/06       9,977,273
   9,975     SPX Corporation (industrial components)                         Term B       09/30/06       9,975,000
   4,500     Superior Telecom Inc. (copper cable manufacturing)              Term B       11/27/05       4,500,000
                                                                                                       ------------
                                                                                                        33,438,523
                                                                                                       ------------
             DIVERSIFIED/CONGLOMERATE SERVICES: 3.4%
  25,442     MAFCO Finance Corp. (diversified services and
             entertainment)                                                  Term A       04/16/00      25,442,308
     315      MAFCO Finance Corp.                                            Revolver     04/16/00         315,000
   8,719     Outsourcing Solutions, Inc. (accounts receivable
             management)                                                     Term B       11/06/03       8,718,530
   6,895      Outsourcing Solutions, Inc.                                    Term C       10/15/04       6,894,999
                                                                                                       ------------
                                                                                                        41,370,837
                                                                                                       ------------
             ECOLOGICAL: 0.6%
   2,361     Clean Harbors, Inc. (environmental services)                    Term         05/08/00       2,360,698
   4,688     Rumpke (waste management)                                       Term A       09/25/02       4,687,500
                                                                                                       ------------
                                                                                                         7,048,198
                                                                                                       ------------

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                        Loan        Stated
(000's)                          Industry/Borrower                            Type       Maturity        Value
-------                          -----------------                            ----       --------        -----
             ELECTRONICS: 5.2%
  $4,500     Dynamic Details, Inc. (circuit board manufacturer)             Term B       04/22/05     $ 4,500,000
  10,085     Fairchild Semiconductor Corp. (electronic equipment)           Term C       03/11/03      10,085,123
   5,348     Intri-Plex Technologies, Inc. (disk drive component
             manufacturer)                                                  Term         09/30/02       5,347,826
   9,492     Mitel Corporation (semiconductor manufacturing)                Term B       06/02/04       9,492,030
   8,714     OK Industries, Inc. (circuit board manufacturing systems)      Term         10/31/02       8,714,286
   9,603     Sarcom, Inc. (systems integration)                             Term         11/20/02       9,603,175
  10,000     Stonebridge Technologies, Inc. (enterprise computing)          Term         07/27/05      10,000,000
   5,000     Stratus Computer, Inc. (continuous availability computing)     Term B       02/26/06       5,000,000
                                                                                                      ------------
                                                                                                       62,742,440
                                                                                                      ------------
             FINANCE: 3.4%
  18,000     Bridge Information Systems (news services)                     Term B       05/29/05      18,000,000
   5,852     National Partnership Investments Corp. (asset management)      Term         06/30/01       5,852,078
   5,325     Rent -A-Center, Inc. (home appliances rental company)          Term B       01/31/06       5,325,191
   7,129      Rent -A-Center, Inc.                                          Term C       01/31/07       7,129,434
   5,000     Value Asset Management, Inc. (money management)                Term B       04/28/03       5,000,000
                                                                                                      ------------
                                                                                                       41,306,703
                                                                                                      ------------
             GROCERY: 3.5%
     846     Pathmark Stores, Inc. (mid atlantic supermarkets)              Revolver     06/15/01         846,281
   1,501      Pathmark Stores, Inc.                                         Term A       06/15/01       1,500,682
   9,043      Pathmark Stores, Inc.                                         Term B       12/15/01       9,042,707
  17,767     Schwegmann Giant Supermarket (Louisiana supermarkets)(2)       Term B       07/30/06      17,766,610
     273      Schwegmann Giant Supermarket(2)                               Revolver     01/31/04         273,133
   9,287     Star Markets Co., Inc. (Boston area supermarkets)              Term B       12/31/02       9,286,651
   2,880      Star Markets Co., Inc.                                        Term C       12/31/03       2,880,472
                                                                                                      ------------
                                                                                                       41,596,536
                                                                                                      ------------
             HEALTHCARE, EDUCATION AND CHILDCARE: 17.3%
   3,934     Alaris Medical Systems, Inc. (infusion pumps)                  Term B       11/30/03       3,933,963
   3,934      Alaris Medical Systems, Inc.                                  Term C       11/30/04       3,933,963
   3,693      Alaris Medical Systems, Inc.                                  Term D       05/31/05       3,692,879
   1,110     Alliance Imaging, Inc. (diagnostic services)                   Term A       12/18/03       1,110,435
   5,275      Alliance Imaging, Inc.                                        Term B       08/09/04       5,274,565
   9,305     Children's Discovery Centers (daycare and education)           Term         08/10/04       9,304,688
   8,870     Community Health Systems, Inc. (hospitals)                     Term B       12/31/03       8,869,863
   8,870      Community Health Systems, Inc.                                Term C       12/31/04       8,869,863
   6,644      Community Health Systems, Inc.                                Term D       12/31/05       6,643,836
   6,000     Covenant Care California, Inc. (long-term healthcare
             facilities)                                                    Term         06/30/99       6,000,000

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                            Loan         Stated
(000's)                            Industry/Borrower                              Type        Maturity        Value
-------                            -----------------                              ----        --------        -----
             Healthcare, Education and Childcare (continued)
  $4,938     Doshi Diagnostics Imaging Service (radiology and medical
             testing)                                                          Term           05/15/05     $  4,937,500
  15,000     Fountain View, Inc. (long-term healthcare facilities)             Term B         03/31/04       15,000,000
   4,416     Genesis Eldercare Acquisition (long-term healthcare
             facilities)                                                       Term           09/30/04        4,415,726
   3,788     Healthcare Direct, Inc. (medical device retailer)                 Term A         08/01/04        3,787,500
   4,080      Healthcare Direct, Inc.                                          Term B         08/01/06        4,079,500
   6,250     Magellan Health Services (managed behavioral care)                Term B         02/12/05        6,250,000
   6,250      Magellan Health Services                                         Term C         02/12/06        6,250,000
  10,570     Mariner Health Group, Inc. (long-term care)                       Term B         03/31/05       10,570,417
   9,310      Mariner Health Group, Inc.                                       Term C         03/31/06        9,309,583
   9,379     Med Partners Inc. (physician practice management)                 Term A         06/30/99        9,379,361
   4,193      Med Partners Inc.                                                Term B         06/30/01        4,193,365
   5,280     Paracelsus Healthcare Corporation (for profit hospital chain)     Term A         05/15/03        5,280,000
   8,000      Paracelsus Healthcare Corporation                                Term B         06/15/04        8,000,000
   4,975     Roberts Pharmaceutical Corp. (pharmaceutical)                     Term A         06/30/03        4,975,000
   9,875     SMT Health (mobile MRI systems)                                   Term           08/31/03        9,875,000
   1,085     Stryker Corporation (orthopedic supplies manufacturing)           Term B         12/04/05        1,084,507
   4,415      Stryker Corporation                                              Term C         12/04/06        4,415,493
  12,500     The Brown Schools (healthcare America)                            Term B         06/30/04       12,500,000
   5,000      The Brown Schools                                                Term C         06/30/05        5,000,000
  15,405     Vencor, Inc. (long term care facility operator)                   Term B         05/05/05       15,405,376
   5,000     Vision Twenty-One, Inc. (eye care PPM)                            Term C         06/30/05        5,000,000
                                                                                                           -------------
                                                                                                            207,342,383
                                                                                                           -------------
             HOME AND OFFICE FURNISHINGS, HOUSEWARES AND DURABLE
              CONSUMER PRODUCTS: 3.0%
   4,500     All Clad (pots and pans)                                          Term A         03/18/04        4,500,000
   3,000      All Clad                                                         Term C         03/18/05        3,000,000
     804     American Blind and Wallpaper (furniture and
             home furnishings)                                                 Term           12/29/05          804,171
   8,825     Desa International (heaters and fireplaces)                       Term           11/26/04        8,825,000
  15,614     ICON Health & Fitness, Inc. (exercise equipment)                  Term B         11/14/01       15,614,374
   3,625     Panolam (design and manufacture wood paneling)                    Term B         01/31/03        3,625,000
                                                                                                           -------------
                                                                                                             36,368,545
                                                                                                           -------------
             HOTELS, MOTELS, INNS AND GAMING: 2.5%
   4,706     Patriot American Hospitality (hotels & resorts)                   Bridge II      03/31/99        4,705,882
   5,294      Patriot American Hospitality                                     Bridge III     03/31/00        5,294,118
  19,988      Patriot American Hospitality                                     Term B         03/31/03       19,987,500
                                                                                                           -------------
                                                                                                             29,987,500
                                                                                                           -------------
             INSURANCE: 0.7%
   4,935     TRG Holdings Corp. (insurance run-off)                            Term           01/07/03        4,935,000
   1,591     Willis Carroon Corporation (insurance brokerage)                  Term B         11/30/07        1,590,909
     955      Willis Carroon Corporation                                       Term C         11/30/08          954,545
     955      Willis Carroon Corporation                                       Term D         05/30/09          954,545
                                                                                                           -------------
                                                                                                              8,434,999
                                                                                                           -------------

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                       Loan          Stated
(000's)                         Industry/Borrower                            Type         Maturity        Value
-------                         -----------------                            ----         --------        -----
             LEISURE, AMUSEMENT, MOTION PICTURES AND
              ENTERTAINMENT: 6.1%
  $3,713     AMFAC Parks and Resorts (park services operator)            Term B           09/04/04     $ 3,712,500
   3,713      AMFAC Parks and Resorts                                    Term C           09/30/04       3,712,500
  20,000     Florida Panthers Holdings, Inc. (investment holding)        Bridge           03/30/05      20,000,000
   9,900     Four Media Co. (film services)                              Term B           09/10/04       9,900,000
  10,000     Metro-Goldwyn-Mayer (media and broadcast)                   Term A           03/31/05      10,000,000
   4,000      Metro-Goldwyn-Mayer                                        Term B           03/31/06       4,000,000
  15,000     Panavision, Inc. (movie cameras)                            Term B           03/31/05      15,000,000
   7,157     Worldwide Sports & Recreation Corp. (optics, sports
             products)                                                   Term B           03/31/01       6,977,665
                                                                                                       ------------
                                                                                                        73,302,665
                                                                                                       ------------
             MACHINERY (NONAGRICULTURE, NONCONSTRUCTION,
              NONELECTRONIC): 0.6%
   7,920     Clearing -- Niagara (metal stamping press manufacturer)     Term             10/18/04       7,524,208
                                                                                                       ------------
                                                                                                         7,524,208
                                                                                                       ------------
             MINING, STEEL, IRON AND NONPRECIOUS METALS: 3.6%
   5,880     Cable Systems International (cable wire manufacturer)       Term B           10/04/02       5,880,000
   3,269     Centennial Resources (coal mining)(2)(3)                    Term A           03/31/02       1,536,539
   8,510      Centennial Resources(2)(3)                                 Term B           03/31/04       3,999,519
   1,722      Centennial Resources(3)                                    DIP Loan (B)     06/30/99       1,721,676
   9,825     Ispat Sidbec, Inc. (steel producer)                         Term B           07/16/04       9,825,345
   9,825      Ispat Sidbec, Inc.                                         Term C           01/16/05       9,825,345
   3,270     National Refractories Co. (kiln lining materials)           Term C           09/30/99       3,269,726
   7,385     P & L Coal Holdings (coal producer)                         Term B           06/30/06       7,384,615
                                                                                                       ------------
                                                                                                        43,442,765
                                                                                                       ------------
             OIL AND GAS: 2.6%
  11,426     Cardinal Services, Inc. (marine liftboats and
             wireline services)                                          Term B           03/10/05      11,426,283
   5,000     Key Energy Group, Inc. (oil field services)                 Term B           10/26/04       5,000,000
   6,397     Kinder Morgan, Inc. (pipeline operator)                     Term             05/31/00       6,397,059
   1,485     Perf-O-Log (oil field services)                             Term             08/11/03       1,485,000
   3,950      Perf-O-Log                                                 Term B           08/11/03       3,950,000
   2,481      Perf-O-Log                                                 Term C           08/11/04       2,481,250
                                                                                                       ------------
                                                                                                        30,739,592
                                                                                                       ------------
             PERSONAL, FOOD AND MISCELLANEOUS SERVICES: 6.9%
  14,605     Boston Chicken, Inc. (quick service restaurant)(3)          Term C           12/09/01      13,874,590
   4,831     Brickman Group, Ltd. (landscaping)                          Term B           12/31/05       4,830,933
   8,870     Coinmach Laundry Corp. (laundry)                            Term B           06/30/05       8,870,063
   5,000     Otis Spunkmeyer (food, beverage, tobacco)                   Term B           12/31/05       5,000,000
   5,098     Papa Gino's, Inc. (quick service restaurants)               Term A           02/19/02       5,097,714
  14,765      Papa Gino's, Inc.                                          Term B           02/19/04      14,765,231
   9,937     SC International Services (airline catering)                Term             06/01/05       9,937,303
   6,500     24-Hour Fitness, Inc. (health club operator)                Term A           12/31/02       6,500,000
  13,500      24-Hour Fitness, Inc.                                      Term B           12/31/04      13,500,000
                                                                                                       ------------
                                                                                                        82,375,834
                                                                                                       ------------

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                          Loan        Stated
(000's)                           Industry/Borrower                             Type       Maturity        Value
-------                           -----------------                             ----       --------        -----
             PERSONAL AND NONDURABLE CONSUMER PRODUCTS
              (MANUFACTURING ONLY): 1.3%
  $1,186     AM Cosmetics (cosmetics and skin care products)(2)               Term A       06/30/03     $   830,128
   8,687      AM Cosmetics(2)                                                 Term B       12/31/04       6,081,239
   9,154     Medtech Products, Inc. (non-prescription consumer
             medications)                                                     Term B       10/15/02       9,153,661
                                                                                                        ------------
                                                                                                         16,065,028
                                                                                                        ------------
             PERSONAL TRANSPORTATION: 0.8%
   9,949     Neoplan USA Corporation (personal transportation)                Term B       05/29/05       9,948,561
                                                                                                        ------------
                                                                                                          9,948,561
                                                                                                        ------------
             PRINTING AND PUBLISHING: 4.6%
   6,650     Bankers Systems, Inc. (banking industry compliance services)     Term B       11/01/02       6,650,000
   8,978     Norwood Promotional Productions (licensed products)              Term B       08/31/04       8,977,500
   8,000     Reiman Publications                                              Term B       12/01/05       8,000,000
   3,318     Von Hoffman Press, Inc. (textbook manufacturer)                  Term B       05/29/04       3,317,857
  10,773      Von Hoffman Press, Inc.                                         Term C       05/29/05      10,773,214
   9,950     Weider Publications, Inc. (magazine publications)                Term         09/18/05       9,950,000
   3,989     20th Century Plastics, Inc. (album manufacturing)                Term B       09/30/05       3,988,889
   3,491      20th Century Plastics, Inc.                                     Term C       09/30/06       3,491,250
                                                                                                        ------------
                                                                                                         55,148,710
                                                                                                        ------------
             RETAIL STORES: 3.8%
   9,950     Amscan Holdings, Inc. (party goods)                              Axel (A)     12/31/04       9,949,749
  13,840     Murray's Discount Auto Parts (auto parts retailer)               Term         06/30/03      13,147,756
     468      Murray's Discount Auto Parts                                    Revolver     01/26/06         467,500
   4,942     Nebraska Book Co. (wholesale and retail textbooks)               Term B       04/30/04       4,942,308
   4,546     Peebles, Inc. (department store chain)                           Term A       04/30/01       4,545,554
  12,904      Peebles, Inc.                                                   Term B       04/30/02      12,904,486
                                                                                                        ------------
                                                                                                         45,957,353
                                                                                                        ------------
             TELECOMMUNICATIONS: 12.9%
  10,000     American Wireless Corporation (rural cellular phone
             operator)                                                        Term B       06/04/07      10,000,000
  10,000      American Wireless Corporation                                   Term C       12/04/07      10,000,000
   8,803     Claricom Holdings, Inc. (communication systems)                  Term B       07/01/03       8,362,585
  10,620     Commnet (PCS services)                                           Term A       09/30/05      10,620,000
   1,481      Commnet                                                         Term B       09/18/06       1,480,830
   1,433      Commnet                                                         Term C       03/18/07       1,432,676
   4,586      Commnet                                                         Term D       09/18/07       4,586,494
   8,000     Dobson Communications Corp. (cellular communications)            Term C       12/23/07       8,000,000
  10,000     Nextel Finance Co. (cellular phones)                             Lease        03/15/06      10,000,000
   7,000      Nextel Finance Co.                                              Term A       03/10/06       7,000,000
  11,500      Nextel Finance Co.                                              Term B       09/10/06      11,500,000

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

Principal
Amount                                                                        Loan            Stated
(000's)                         Industry/Borrower                             Type           Maturity         Value
-------                         -----------------                             ----           --------         -----
             TELECOMMUNICATIONS (CONTINUED)
 $11,967     Omnipoint Corp. (PCS services)                              Term A              02/17/06     $   11,966,749
   3,415      Omnipoint Corp.                                            Term B              02/17/06          3,415,172
   7,997      Omnipoint Corp.                                            Term C              02/17/06          7,997,050
   2,496     Pacific Coin (private pay phone operator)                   Term A              12/31/02          2,495,902
   6,666      Pacific Coin                                               Term B              12/31/04          6,665,625
   8,069     Prodelin Holding Corporation (satellite antenna
              manufacturer)                                              Term B              05/28/06          8,068,693
  10,000     Teletouch Communications (rural paging services)            Term B              11/30/04         10,000,000
  12,000     TSR Wireless, LLC (paging)                                  Term                06/30/05         12,000,000
  10,000     Western PCS Corporation (cellular phones)                   Term B              07/09/05         10,000,000
                                                                                                          ---------------
                                                                                                             155,591,776
                                                                                                          ---------------
             TEXTILES AND LEATHER: 4.7%
   9,466     Accessory Network Group (personal clothing accessories)     Term B              08/13/05          9,465,909
   5,435     Harriet & Henderson (yarn manufacturer)                     Term A              06/12/00          5,434,825
     527      Harriet & Henderson                                        Term C              01/20/04            526,673
   6,650     Humphrey's, Inc. (belts and personal leather goods)         Term B              11/15/03          6,650,000
   9,920     Polymer Group (manufacturer of woven/unwoven
             polyolefin products)                                        Term B              01/31/06          9,920,000
   4,821     Scovill Fasteners, Inc. (metal/plastic fasteners)           Term A              11/26/03          4,821,429
   8,492     Targus Group International, Inc. (computer luggage)         Term B              01/05/05          8,492,397
   1,427      Targus Group International, Inc.                           Term C              01/05/05          1,427,294
   9,950     Tartan Textile Services (commercial linen supply)           Term B              05/13/05          9,950,000
                                                                                                          ---------------
                                                                                                              56,688,527
                                                                                                          ---------------
             Total Senior Loans -- 141.4%                                                                  1,700,208,675
                                                                                                          ---------------
             (Cost $1,711,502,974)
                                             OTHER CORPORATE DEBT
             FINANCE: 0.8%
  10,000     Value Asset Management, Inc. (money management)             Sr. Sub. Bridge     04/28/99         10,000,000
                                                                                                          ---------------
                                                                                                              10,000,000
                                                                                                          ---------------
             CHEMICALS, PLASTICS AND RUBBER: 0.2%
   2,875     Paint Sundry Brands, LLC (paint brushes & accessories)      Sub. Credit         08/11/08          2,875,000
                                                                                                          ---------------
                                                                                                               2,875,000
                                                                                                          ---------------
             DIVERSIFIED/CONGLOMERATE MANUFACTURING: 0.5%
   6,000     Capital Tool & Design, Ltd. (brake backing plates)          Sub. Note           07/26/03          6,000,000
                                                                                                          ---------------
                                                                                                               6,000,000
                                                                                                          ---------------
               Total Other Corporate Debt -- 1.5%                                                             18,875,000
                                                                                                          ---------------
               (Cost $18,875,000)

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of February 28, 1999
--------------------------------------------------------------------------------

                                  COMMON STOCK

 Shares                                                                                       Value
---------                                                                                 ---------------
              APPAREL PRODUCTS: 0.0%
 13,294    @  Butterick Company, Inc. (sewing aids) (R)                                   $      17,645
                                                                                          --------------
              DIVERSIFIED/CONGLOMERATE SERVICES: 0.0%
 60,056    @  Staff Leasing, Inc. (employee leasing)                                            675,630
                                                                                          --------------
              HOME AND OFFICE FURNISHINGS: 0.1%
 714,000   @  American Blind and Wallpaper (R)                                                  714,000
                                                                                          --------------
              RESTAURANTS: 0.3%
 413,980   @  America's Favorite Chicken Co. (quick service
              restaurant chain) (R)                                                           3,645,508
                                                                                          --------------
              TEXTILES AND LEATHER: 0.1%
 127,306   @  Dan River, Inc. (diversified textiles)                                            835,446
                                                                                          --------------
                Total Common Stock -- 0.5%                                                    5,888,229
                                                                                          --------------
                (Cost $1,251,586)

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

 48,930
          @   Autotote Systems, Inc., Warrants representing 48,930 common shares (designer and manufacturer of wagering equipment),
             Expires 10/30/03 (R)                                                                      6,042
       1  @    Autotote Systems, Inc., Option representing 0.248% common
             shares issued and outstanding (R)                                                           --
 80,634   @    Capital Tool & Design, Warrants representing 80,634 common
             shares (brake backing plates) (R)                                                       256,658
 10,000   @  Casden Properties Operation, 10,000 shares of Junior Cumulative
             Preferred Partnership Units (Asset Management) (R)                                      250,000
 19,000   @     Covenant Care, Inc., Warrants representing 19,000 common
             shares (long-term healthcare facilities) (R)                                            177,270
       1  @  CT Recovery Liquidating Trust, Inc. (home improvement retailer)
             (R)(3)                                                                                   79,102
     449  @  Murray's Discount, Warrants representing 5% equity stakes on a
             fully diluted basis (retail stores) (R)                                                       5
                                                                                             ---------------
                Total Stock Purchase Warrants and Other Securities -- 0.1%                           769,077
                                                                                             ---------------
               (Cost $79,102)
               TOTAL INVESTMENTS (COST $1,731,708,662)(4)                       143.5%       $ 1,725,740,981
               LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-NET               (43.5)          (523,175,638)
                                                                                ------       ---------------
                 NET ASSETS                                                     100.0%       $ 1,202,565,343
                                                                                ======       ===============

----------------

  @  Non-income producing security
(A)  Axel  describes  an  amortizing   extended  term  loan  with  limited  call
     protection
(B)  DIP loan describes debtor in possession loan.
(R)  Restricted security
  * Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.
(2)  Loan is on non-accrual status.
(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(4) For Federal income tax purposes, the cost of investments is $1,732,047,599 and net unrealized depreciation consists of the following:


         Gross Unrealized Appreciation      $   5,489,693
         Gross Unrealized Depreciation        (11,796,311)
                                            -------------
Net Unrealized Depreciation                 $  (6,306,618)
                                            =============

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES as of February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,731,708,662)        $ 1,725,740,981
Receivables:
 Interest                                                            16,308,355
 Investment securities sold                                             977,084
 Other                                                                  100,347
Prepaid expenses                                                        816,660
Prepaid arrangement fees on notes payable                               341,252
                                                                ---------------
   Total assets                                                   1,744,284,679
                                                                ---------------
LIABILITIES:
Notes payable                                                       534,000,000
Overdraft payable to custodian                                          887,065
Deferred arrangement fees on senior loans                             3,081,010
Accrued interest payable                                              2,524,874
Accrued expenses                                                      1,226,387
                                                                ---------------
   Total liabilities                                                541,719,336
                                                                ---------------
NET ASSETS (equivalent to $9.24 per share, based on
  130,206,151 shares of beneficial interest authorized
  and outstanding, no par value)                                $ 1,202,565,343
                                                                ===============
Net Assets Consist of:
 Paid in capital                                                $ 1,235,061,394
 Undistributed net investment income                                  9,887,931
 Accumulated net realized loss on investments                       (36,416,301)
 Net unrealized depreciation of investments                          (5,967,681)
                                                                ---------------
   Net assets                                                   $ 1,202,565,343
                                                                ===============

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Year Ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                          $ 136,459,573
Arrangement fees earned                                               4,778,633
Other                                                                 2,289,858
                                                                  -------------
 Total investment income                                            143,528,064
                                                                  -------------
EXPENSES:
Interest                                                             28,753,583
Investment management fees                                           11,973,819
Administration fees                                                   2,022,051
Shareholder communications                                            1,112,498
Revolving credit facility fees                                          634,761
Custodian fees                                                          495,623
Miscellaneous expense                                                   494,991
Transfer agent and registrar fees                                       424,819
Recordkeeping and pricing fees                                          200,515
Professional fees                                                       169,893
Insurance expense                                                        75,954
Trustees' fees                                                           60,000
                                                                  -------------
 Total expenses                                                      46,418,507
 Less: Earnings credits                                                (271,716)
                                                                  -------------
 Net expenses                                                        46,146,791
                                                                  -------------
   Net investment income                                             97,381,273
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                     (6,313,758)
Change in unrealized depreciation of investments                     (7,547,808)
                                                                  -------------
 Net loss on investments                                            (13,861,566)
                                                                  -------------
   Net increase in net assets resulting from operations           $  83,519,707
                                                                  =============

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Year              Year
                                                            Ended             Ended
                                                         February 28,      February 28,
                                                             1999              1998
                                                       ----------------  ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                  $    97,381,273   $    95,217,224
Net realized loss on investments                            (6,313,758)      (18,935,269)
Change in unrealized appreciation/(depreciation)
 on investments                                             (7,547,808)        5,319,483
                                                       ---------------   ---------------
 Net increase in net assets resulting from operations       83,519,707        81,601,438

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                   (99,153,106)      (93,879,672)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                         14,460,902        15,591,705
Net increase in net assets derived from the sale of
  shares in connection with share offerings                169,335,030                --
                                                       ---------------   ---------------
 Net increase from capital share transactions              183,795,932        15,591,705
                                                       ---------------   ---------------
 Total increase in net assets                              168,162,533         3,313,471

NET ASSETS:
Beginning of year                                        1,034,402,810     1,031,089,339
                                                       ---------------   ---------------
End of year (including undistributed net investment
  income of $9,887,931 and $11,926,714 respectively)   $ 1,202,565,343   $ 1,034,402,810
                                                       ===============   ===============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued from dividend reinvestment                     1,537,475         1,624,659
Shares sold in connection with share offerings              17,904,188                --
                                                       ---------------   ---------------
 Net increase in shares outstanding                         19,441,663         1,624,659
                                                       ===============   ===============

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF CASH FLOWS for the Year Ended February 28, 1999
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Interest received                                              $   133,166,698
 Arrangement fees received                                            4,189,856
 Commitment fees received                                               200,615
 Other income received                                                2,397,452
 Interest paid                                                      (27,742,538)
 Facility fees paid                                                    (564,667)
 Other operating expenses paid                                      (16,728,159)
 Purchases of portfolio securities                               (1,473,315,732)
 Proceeds from disposition of portfolio securities                1,106,883,957
                                                                ---------------
   Net cash used for operating activities                          (271,512,518)
                                                                ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid                                                     (84,692,204)
 Overdraft financing                                                 (5,130,308)
 Proceeds from share offerings                                      169,335,030
 Loan advance                                                       192,000,000
                                                                ---------------
   Net cash provided by financing activities                        271,512,518
                                                                ---------------
 Net change in cash                                                          --
 Cash at beginning of year                                                   --
                                                                ---------------
 Cash at end of year                                            $            --
                                                                ===============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations            $    83,519,707
                                                                ---------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
 Increase in investments in securities                             (352,570,209)
 Increase in dividends and interest receivable                       (3,292,875)
 Decrease in other assets                                                28,142
 Decrease in prepaid arrangement fees on notes payable                   70,094
 Increase in prepaid expenses                                          (403,233)
 Decrease in deferred arrangement fees on senior loans                 (308,710)
 Increase in accrued interest payable                                 1,011,045
 Increase in accrued expenses                                           433,521
                                                                ---------------
 Total adjustments                                                 (355,032,225)
                                                                ---------------
   Net cash used for operating activities                       $  (271,512,518)
                                                                ===============

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Years Ended February 28 or February 29,
                                    -------------------------------------------------------------------------------------
                                       1999 (7)        1998 (7)       1997(7)        1996(6)        1995          1994
                                    -----------      -----------    -----------     ---------    ---------      ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                             $      9.34      $      9.45    $      9.61     $    9.66    $   10.02      $   10.05
Net investment income                      0.79             0.87           0.82          0.89         0.74           0.60
Net realized and unrealized gain
 (loss) on investments                    (0.10)           (0.13)         (0.02)        (0.08)        0.07          (0.05)
                                    -----------      -----------    -----------     ---------    ---------      ---------
Increase in net asset value from
 investment operations                     0.69             0.74           0.80          0.81         0.81           0.55
Distributions from net investment
 income                                   (0.82)           (0.85)         (0.82)        (0.86)       (0.73)         (0.60)
Increase in net asset value from
 share offerings                           0.03               --             --            --           --             --
Reduction in net asset value from
 rights offering                             --               --          (0.14)           --        (0.44)            --
Increase in net asset value from
 repurchase of capital stock                 --               --             --            --           --           0.02
                                    -----------      -----------    -----------     ---------    ---------      ---------
Net asset value, end of period      $      9.24      $      9.34    $      9.45     $    9.61    $    9.66      $   10.02
                                    ===========      ===========    ===========     =========    =========      =========
Closing market price at end of
 period                             $      9.56      $     10.31    $     10.00     $    9.50    $    8.75      $    9.25
TOTAL RETURN
Total investment return at closing
 market price(3)                           1.11%           12.70%         15.04%(5)     19.19%        3.27%(5)       8.06%
Total investment return at net
 asset value(4)                            7.86%            8.01%          8.06%(5)      9.21%        5.24%(5)       6.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)   $ 1,202,565      $ 1,034,403    $ 1,031,089     $ 862,938    $ 867,083      $ 719,979
Average borrowings (000's)          $   490,978      $   346,110    $   131,773     $      --    $      --      $      --
Ratios to average net assets plus
 borrowings:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.05%(8)         1.04%          1.13%           --           --             --
 Expenses                                  2.86%(8)         2.65%          1.92%           --           --             --
 Net investment income                     6.00%            6.91%          7.59%           --           --             --
Ratios to average net assets:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.50%(8)         1.39%          1.29%           --           --             --
 Expenses                                  4.10%(8)         3.54%          2.20%         1.23%        1.30%          1.31%
 Net investment income                     8.60%            9.23%          8.67%         9.23%        7.59%          6.04%
Portfolio turnover rate                      68%              90%            82%           88%         108%            87%
Shares outstanding at end of
 period (000's)                         130,206          110,764        109,140        89,794       89,794         71,835

------------
(1) Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------


               Years Ended February 28 or February 29,
-------------------------------------------------------------------------
    1993          1992             1991          1990             1989
-----------   -----------      -----------   -----------      -----------

$      9.96   $      9.97      $     10.00   $     10.00      $     10.00
       0.60          0.76             0.98          1.06             0.72

       0.01         (0.02)           (0.05)           --               --
-----------   -----------      -----------   -----------      -----------

       0.61          0.74             0.93          1.06             0.72

      (0.57)        (0.75)           (0.96)        (1.06)           (0.72)
         --            --               --            --               --

         --            --               --            --               --

       0.05            --               --            --               --
-----------   -----------      -----------   -----------      -----------
$     10.05   $      9.96      $      9.97   $     10.00      $     10.00
===========   ===========      ===========   ===========      ===========

$      9.13            --               --            --               --


      10.89%           --               --            --               --

       7.29%         7.71%           9.74%        11.13%             7.35%

$   738,810   $   874,104      $ 1,158,224   $ 1,036,470      $   252,998
$        --   $        --      $        --   $        --      $        --




         --            --               --            --               --
         --            --               --            --               --
         --            --               --            --               --



         --            --               --            --               --
       1.42%         1.42%(2)        1.38%          1.46%(2)         1.18%(1)(2)
       5.88%         7.62%(2)        9.71%         10.32%(2)         9.68%(1)(2)
         81%           53%             55%           100%              49%(1)

     73,544        87,782         116,022        103,660           25,294

------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(8) Calculated on total expenses before impact of earnings credits.

                See Accompanying Notes to Financial Statements.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1999
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


Pilgrim  Prime  Rate  Trust  (the  "Trust",  prior  to November 16, 1998 Pilgrim
America Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. SENIOR LOAN AND OTHER SECURITY VALUATION. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. FEDERAL INCOME TAXES. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   At February 28, 1999, the Trust had capital loss carryforwards for federal income tax purposes of approximately $30,223,359 which are scheduled to expire through February 28, 2007.

   The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1999
--------------------------------------------------------------------------------

D. DISTRIBUTIONS TO SHAREHOLDERS. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. DIVIDEND REINVESTMENTS. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. USE OF ESTIMATES. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. SHARE OFFERINGS. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the year ended February 28, 1999, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,473,315,732 and $1,100,978,465, respectively. At February 28, 1999, the Trust held senior loans valued at $1,700,208,675 representing 98.5% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1999
--------------------------------------------------------------------------------

period  of  time  after  issuance  of  the  stock  or  warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                    Date of          Cost or
                                                  Acquisition     Assigned Basis
                                                  -------------   --------------
American Blind and Wallpaper -- Common              01/12/99               --
America's Favorite Chicken Co. -- Common            11/05/92          $     1
Autotote Systems, Inc. -- Option                    11/11/92               --
Autotote Systems, Inc. -- Warrant                   11/11/92               --
Butterick Company, Inc. -- Common                   05/01/97               --
Capital Tool & Design -- Warrants                   07/26/96               --
Casden Properties Operation -- Preferred
 Partnership Units                                  12/31/98               --
Covenant Care, Inc. -- Warrants                     12/22/95               --
CT Recovery Liquidating Trust                       01/12/99            79,102
Murray's Discount -- Warrants                       02/16/99               --
                                                                      --------
Total restricted securities excluding senior
 loans (market value of $5,146,230 was 0.43%
 of net assets at February 28, 1999)                                  $ 79,103
                                                                      ========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim Group, Inc. ("PG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings. Prior to August 6, 1998, the Investment Management Agreement compensated the Manager at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 million to $800 million; and 0.65% of average daily net assets plus borrowings in excess of $800 million.

The Manager has reduced its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $650 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at February 28, 1999, was $534 million, at a weighted average interest rate of 5.3%, which represented 30.7% of net assets plus borrowings. Average borrowings for the year ended February 28, 1999 were $490,978,082 and the average annualized interest rate was 5.9%.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1999
--------------------------------------------------------------------------------

As of February 28, 1999, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Capstar Radio Broadcasting    $ 2,305,263      Huntsman Corporation          $ 2,243,453
Centennial Resources Inc.         612,646      Liberman Broadcasting, Inc.       272,000
Clarity Telecom, Inc.             244,367      Mafco Finance Co.               5,451,923
Edwards Baking Co.                674,090      Murray's Discount Auto Stores   1,532,500
Gaylord Container Corp.         8,375,172      Pathmark Stores Inc.            4,442,975
Genesis Eldercare Acquisition      84,274                                    -----------
                                                                             $26,238,663
                                                                             ===========

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On  October  18,  1996,  the  Trust  issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of February 28, 1999, share offerings pursuant to shelf registrations were drawn down as follows:

          Registration            Shares              Shares
              Date              Registered           Remaining
          ------------          ----------          ----------
            6/11/98             15,000,000                  --
            6/19/98             10,000,000           9,730,800
            9/15/98             25,000,000          22,365,012

During the year ended February 28, 1999, expenses related to the offerings, in the amount of $800,373, were charged against the proceeds received upon issuance of the shares.

NOTE 6 -- CUSTODIAL EARNINGS CREDITS

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the year ended February 28, 1999, the Trust received $271,716 in earnings credits from IFTC.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the year ended February 28, 1999, the Trust purchased and sold certain holdings in senior loans from/to an affiliated fund managed by the Manager at prices determined by the Manager to represent market prices. The cost of purchased loans was $53,365,698 and the proceeds and cost of sold loans were $40,001,830 and $40,000,000, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of February 28, 1999
--------------------------------------------------------------------------------

NOTE 8 -- SUBSEQUENT EVENTS

The Trust has filed a shelf registration statement for an additional 5,000,000 shares, effective March 4, 1999. In addition, subsequent to February 28, 1999, the Trust paid the following dividends from net investment income:

Per Share Amount     Declaration Date     Record Date     Payable Date
----------------     ----------------     -----------     ------------
     $0.0590             02/26/99          03/10/99         03/22/99
     $0.0660             03/31/99          04/12/99         04/22/99



                 MANAGEMENT'S ADDITIONAL OPERATING INFORMATION

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees

Pilgrim Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim Prime Rate Trust (the "Trust") (formerly Pilgrim America Prime Rate Trust) as of February 28, 1999, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended February 28, 1999 and the financial highlights for each of the years in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to March 1, 1995, the financial highlights were audited by other auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 1999, by examination and other procedures we considered necessary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1999 through 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim Prime Rate Trust as of February 28, 1999, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period ended February 28, 1999 and the financial highlights for each of the years in the four-year period ended February 28, 1999, in conformity with generally accepted accounting principles.



                                        KPMG LLP



Los Angeles, California
April 10, 1999

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 1999) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid during the fiscal year ended February 28, 1999:

                             Per Share
      Type of Dividend         Amount      Ex-Dividend Date     Payable Date
      ----------------       ---------     ----------------     ------------
       Ordinary Income        $ 0.0620         03/06/98           03/23/98
                              $ 0.0700         04/08/98           04/22/98
                              $ 0.0680         05/07/98           05/22/98
                              $ 0.0710         06/08/98           06/22/98
                              $ 0.0680         07/08/98           07/22/98
                              $ 0.0700         08/06/98           08/24/98
                              $ 0.0690         09/08/98           09/22/98
                              $ 0.0680         10/08/98           10/22/98
                              $ 0.0670         11/06/98           11/23/98
                              $ 0.0670         12/08/98           12/22/98
                              $ 0.0690         12/29/98           01/13/99
                              $ 0.0670         02/08/99           02/23/99
                              --------
                   Total      $ 0.8160
                              ========

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distributions that qualify under tax law. The percentage of the Trust's fiscal year 1999 net investment income dividends that qualify for the corporate dividends received deductions is 0%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 1999, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1998.

                           Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                    INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim Investments, Inc.             Call Pilgrim Prime Rate Trust
Two Renaissance Square                1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424


SHAREHOLDER SERVICING AGENT           TRANSFER AGENT
Pilgrim Group, Inc.                   DST Systems, Inc.
Two Renaissance Square                P.O. Box 419368
40 North Central Avenue               Kansas City, Missouri 64141
Suite 1200
Phoenix, Arizona 85004-4424
1-800-992-0180


INDEPENDENT AUDITORS                  CUSTODIAN
KPMG LLP                              Investors Fiduciary Trust Company
725 South Figueroa Street             801 Pennsylvania
Los Angeles, California 90017         Kansas City, Missouri 64105


WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account Services
c/o Pilgrim Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424


TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180.

                                    Pilgrim(sm)
                                    -------
                             THE VALUE OF INVESTING(R)

                               U.S. EQUITY FUNDS
                               -----------------
                             Pilgrim MagnaCap Fund
                         Pilgrim LargeCap Leaders Fund
                         Pilgrim Large Cap Growth Fund
                           Pilgrim MidCap Value Fund
                          Pilgrim Mid Cap Growth Fund
                         Pilgrim Small Cap Growth Fund
                          Pilgrim Bank and Thrift Fund

                           INTERNATIONAL EQUITY FUNDS
                           --------------------------
                         Pilgrim Worldwide Growth Fund
                     Pilgrim International Core Growth Fund
                  Pilgrim International Small Cap Growth Fund
                        Pilgrim Emerging Countries Fund
                        Pilgrim Asia-Pacific Equity Fund

                                  INCOME FUNDS
                                  ------------
                   Pilgrim Government Securities Income Fund
                         Pilgrim High Quality Bond Fund
                            Pilgrim High Yield Fund
                           Pilgrim High Yield II Fund

                                  OTHER FUNDS
                                  -----------
                             Pilgrim Balanced Fund
                            Pilgrim Convertible Fund


Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc., Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.
PRANN0299-042999